On September 30, 1997, MetroBank and Phoenix Home Life Mutual Insurance Company entered into the first amendment of a lease dated October 11, 1993, with respect to leased office space. A summary of the amendment is provided below.

Lessee:                  MetroBank
Location:                10333 N. Meridian St., Suite 111, Indianapolis, IN
Purpose:                 Retail Banking Office
Space:                   4,992 Rentable Square Feet
Commencement Date:       April 1, 1998
Expiration Date:         March 31, 2005